Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I (“VC I”)

Mid Cap Strategic Growth Fund

(the “Fund”)

Supplement dated November 13, 2015 to the Fund’s

Summary Prospectus dated October 1, 2015, as amended

At the October 26-27, 2015 meeting of the Board of Directors (the “Board”) of VC I, the Board approved a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Janus Capital Management LLC (“Janus”) with respect to the Fund (the “Janus Sub-Advisory Agreement”) and an amendment to the existing Investment Sub-Advisory Agreement between VALIC and Allianz Global Investors U.S. LLC (“AllianzGI”) with respect to the Fund (the “AllianzGI Sub-Advisory Agreement”). In connection with the approval of the Janus Sub-Advisory Agreement, the Board terminated the Investment Sub-Advisory Agreement between VALIC and Morgan Stanley Investment Management Inc. (“MSIM”). Shareholders will receive a notice explaining how to access an Information Statement that will include more information about Janus and the Janus Sub-Advisory Agreement.

Under the AllianzGI Sub-Advisory Agreement, effective on or about December 7, 2015, VALIC will pay AllianzGI a sub-advisory fee equal to an annual rate of 0.45% on the first $40 million, 0.40% on the next $460 million and 0.30% thereafter. Prior to the amendment, VALIC paid AllianzGI a sub-advisory fee equal to an annual rate of 0.45% on the first $250 million, 0.40% on the next $250 million and 0.30% thereafter.

It is currently expected that Janus will replace MSIM as a sub-adviser to a portion of the Fund on or about December 7, 2015 (the “Transition Date”). Janus will manage approximately 60% of the Fund’s assets, and AllianzGI will manage approximately 40% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may change from time to time at VALIC’s discretion. Upon the Transition Date, all reference to MSIM will be deleted. In addition, the following changes will become effective:

The information in the section entitled “Fund Summary: Mid Cap Strategic Growth Fund – Investment Adviser” is deleted in its entirety and replaced with the following:

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by Janus Capital Management LLC (“Janus”) and Allianz Global Investors U.S. LLC (“AllianzGI”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Janus
Brian Demain, CFA	2015	Portfolio Manager

AllianzGI
Steven Klopukh, CFA	2011	Director, CIO Mid-Cap Equities and Senior Portfolio Manager

Tim M. McCarthy, CFA	2014	Vice President and Portfolio Manager

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.